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                             FIRST AMENDMENT TO THE
                                ROYALTY AGREEMENT

                  This First Amendment, dated as of April 20, 2001 (this "AMENDMENT"), to the Royalty Agreement, dated as of December 26, 2000 (the "ROYALTY AGREEMENT") by and between Cytomedix, Inc., a Delaware corporation ("CYTOMEDIX"), and Curative Health Services, Inc., a Minnesota corporation ("CURATIVE"). Terms used herein but not defined shall have the meanings ascribed in the Royalty Agreement.

                                    RECITALS

                  WHEREAS, the parties entered into the Royalty Agreement pursuant to the terms and conditions of an Amended and Restated Asset Purchase Agreement, effective as of October 12, 2000 (the "ASSET PURCHASE AGREEMENT"), pursuant to which Cytomedix purchased certain assets of Curative and its affiliates as set forth therein, including the Patents;

                  WHEREAS, Cytomedix entered into a license agreement, effective March 19, 2001, between Cytomedix and DePuy AeroMed, Inc. ("DEPUY") (the "LICENSE AGREEMENT"), and under the Royalty Agreement, Cytomedix is required to pay Curative royalties on the Net Sales Amount of the Future Products sold thereunder; and

                  WHEREAS, Cytomedix and Curative are parties to a Consent, Payoff, Conversion and Exchange Agreement dated the date hereof, under which Cytomedix and Curative have agreed to amend the Royalty Agreement as set forth in this Amendment as partial consideration for the transactions contemplated by the Consent, Payoff, Conversion and Exchange Agreement.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                  1. The definition of "FUTURE PRODUCTS" in Article I of the Royalty Agreement shall be replaced, to read in its entirety as follows:

                  "FUTURE PRODUCTS" - ANY PRODUCTS WHICH EMBODY ANY OF THE PATENTS OR ARE COVERED BY ANY CLAIM OF THE PATENTS.

                  2. Section 2.2 of the Royalty Agreement shall be replaced, to read in its entirety as follows:

                  "SECTION 2.2  PAYMENT OF ROYALTY.

                  (a) EXCEPT AS SET FORTH IN PARAGRAPH (b) BELOW, CYTOMEDIX SHALL PAY THE ROYALTY QUARTERLY. WITHIN FORTY-FIVE (45) DAYS AFTER THE END OF EACH CALENDAR QUARTER, CYTOMEDIX SHALL (i) PAY CURATIVE THE AMOUNT OF THE ROYALTY OWED BY CYTOMEDIX FOR SUCH CALENDAR QUARTER, AND (ii) PROVIDE CURATIVE WITH A WRITTEN REPORT SETTING FORTH THE NET SALES AMOUNT WITH RESPECT TO PROCUREN AND THE FUTURE PRODUCTS FOR THE APPLICABLE QUARTER, AND THE COMPUTATION OF THE PROCUREN ROYALTY AND THE FUTURE PRODUCTS ROYALTY WITH RESPECT THERETO FOR THE APPLICABLE QUARTER. THE ROYALTY SHALL BE PAYABLE IN CURRENCY OF THE UNITED STATES OF AMERICA REGARDLESS OF THE COUNTRY WHERE EARNED AND SHALL BE PAID OR DEPOSITED AS DESIGNATED IN WRITING BY CURATIVE. THE EXCHANGE RATE USED TO CALCULATE THE ROYALTY SHALL BE THE SAME RATE SPECIFIED UNDER FINANCIAL ACCOUNTING STANDARDS BOARD STATEMENT 52, OR ITS SUCCESSOR, USED TO TRANSLATE THE FINANCIAL RESULTS OF CYTOMEDIX OR ITS AFFILIATES FOR PUBLIC REPORTING. IF THE ROYALTY FOR THE


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PREVIOUS CALENDAR QUARTER REMAINS UNPAID WITHIN FORTY-FIVE (45) DAYS AFTER
THE END OF SUCH CALENDAR QUARTER, INTEREST SHALL ACCRUE ON SUCH UNPAID AMOUNT AT THE LOWER OF (i) FIFTEEN PERCENT (15%) PER ANNUM, OR (ii) THE HIGHEST RATE PERMITTED BY LAW, UNTIL PAID.

                  (b) EACH OF CURATIVE AND CYTOMEDIX SHALL, AND CYTOMEDIX SHALL USE ITS BEST EFFORTS TO CAUSE DEPUY TO, ENTER INTO AN AGREEMENT SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS EXHIBIT A, PURSUANT TO WHICH APPROXIMATELY 92.3 PERCENT (92.3%) OF THE ROYALTIES PAYABLE TO CYTOMEDIX UNDER THE LICENSE AGREEMENT SHALL BE PAID DIRECTLY TO CURATIVE AS
FOLLOWS:

                  (i) SIX PERCENT (6%) OF ANY AND ALL NET SALES MADE BY SUBLICENSORS OF PRODUCTS (AS DEFINED IN THE LICENSE AGREEMENT) SHALL BE MADE DIRECTLY TO CURATIVE, PAYABLE ON A QUARTERLY BASIS BY FEDERAL FUNDS WIRE, TO AN ACCOUNT SPECIFIED BY CURATIVE; AND

                  (ii) ONE-HALF PERCENT (0.5%) OF ANY AND ALL NET SALES MADE BY SUBLICENSORS OF PRODUCTS (AS DEFINED IN THE LICENSE AGREEMENT)SHALL BE MADE TO CYTOMEDIX.

                  (c) CYTOMEDIX SHALL, AND USE ITS BEST EFFORTS TO CAUSE ANY PARTY TO AN ADDITIONAL LICENSE AGREEMENT (AS DEFINED IN SECTION 2.3) TO, ENTER INTO AN AGREEMENT, PURSUANT TO WHICH SUCH PARTY WILL MAKE ANY ROYALTY, UPFRONT OR MILESTONE PAYMENTS DIRECTLY TO CURATIVE THAT ARE DUE TO CURATIVE AS SET FORTH HEREIN AND IN THE ROYALTY AGREEMENT."

                  3. Section 2.3 of the Royalty Agreement shall be replaced, to read in its entirety as follows:

                  "SECTION 2.3 OTHER PAYMENTS. CYTOMEDIX SHALL PAY CURATIVE
(i) THIRTY PERCENT (30 %) OF THE AGGREGATE PROCEEDS, SETTLEMENT AMOUNT OR OTHER SIMILAR PAYMENT RECEIVED BY CYTOMEDIX (NET OF EXPENSES) IN CONNECTION WITH A CLAIM BROUGHT BY CYTOMEDIX AGAINST A THIRD PARTY RELATING TO INFRINGEMENT OR MISAPPROPRIATION OF THE PATENTS; AND (ii) TWENTY PERCENT (20%) OF THE AGGREGATE AMOUNT RECEIVED BY CYTOMEDIX IN CONNECTION WITH UPFRONT, MILESTONE AND/OR OTHER SIMILAR PAYMENTS RELATING TO THE PATENTS ((i) AND (ii) ARE COLLECTIVELY REFERRED TO HEREIN AS THE "NON-ROYALTY PAYMENTS"). CYTOMEDIX SHALL IMMEDIATELY, BUT IN NO EVENT LATER THAN 3 BUSINESS DAYS, NOTIFY CURATIVE OF THE CONSUMMATION OF ANY AGREEMENT WITH ANY THIRD PARTY RELATING TO THE RIGHT TO PRACTICE OR UTILIZE ANY OF THE PATENTS (EACH, AN "ADDITIONAL LICENSE AGREEMENT"), AND PROVIDE CURATIVE WITH A COPY OF SUCH ADDITIONAL LICENSE AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED HEREIN, CURATIVE IS NOT ENTITLED TO ANY OTHER COMPENSATION FROM CYTOMEDIX OR ANY OTHER THIRD PARTY IN CONNECTION WITH THE SALE OF PROCUREN AND THE FUTURE PRODUCTS AND SHALL RECEIVE NO ROYALTY ON SALES OF ANY OTHER PRODUCT OF CYTOMEDIX."

                  4. Section 6.1 of the Royalty Agreement shall be replaced, to read in its entirety as follows:

                  "SECTION 6.1 SECURITY INTEREST. SUBJECT TO THE APPLICABLE TERMS AND CONDITIONS OF THIS AGREEMENT, CYTOMEDIX HEREBY ASSIGNS AND GRANTS TO CURATIVE A SECURITY INTEREST (THE "SECURITY INTEREST") IN AND A LIEN ON THE PATENTS, INCLUDING (a) ALL RIGHTS TO PAYMENT AND PROCEEDS FROM SUCH PATENTS AND (b) THE LICENSE AGREEMENT, ANY ADDITIONAL LICENSE AGREEMENT, AND ALL PAYMENTS AND PROCEEDS THEREFROM (COLLECTIVELY, THE "COLLATERAL") TO SECURE THE PAYMENT AND THE PERFORMANCE OF THE FOLLOWING OBLIGATIONS (COLLECTIVELY, THE "OBLIGATIONS"):

                  (i)      THE PAYMENT OF THE ROYALTY AND THE NON-ROYALTY
PAYMENTS; AND

                  (ii) ALL REASONABLE COSTS INCURRED BY CURATIVE TO OBTAIN, PRESERVE, PERFECT AND ENFORCE THE PROVISIONS OF THIS ARTICLE VI AND THE SECURITY INTEREST CREATED HEREBY, COLLECT THE ROYALTY AND

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MAINTAIN AND PRESERVE THE COLLATERAL, INCLUDING BUT NOT LIMITED TO TAXES,
ASSESSMENTS, INSURANCE PREMIUMS, REPAIRS, REASONABLE ATTORNEY'S FEES AND LEGAL EXPENSES, AND EXPENSES OF SALE."

                  5. The last two sentences of Section 6.5 of the Royalty Agreement shall be deleted and replaced, to read as follows:

                  "CURATIVE MAY ELECT TO EXERCISE ITS RIGHTS TO TAKE POSSESSION AND RETAIN THE COLLATERAL IN SATISFACTION OF THE OBLIGATIONS."

                  6. This Amendment shall not be deemed or construed to: (i) constitute a waiver of any default by Cytomedix of any of its obligations under the Royalty Agreement, or (ii) prejudice any right, power or remedy which Curative may now have or have in the future under or in connection with Cytomedix's breach of or default under the Royalty Agreement.

          [signature page to First Amendment to the Royalty Agreement]


                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                          CYTOMEDIX:
                          CYTOMEDIX, INC.

                          By:   /s/ James A. Cour
                                ----------------------------------------------
                          Name: James A. Cour
                                ----------------------------------------------
                          Its:  Chief Executive Officer
                                ----------------------------------------------

                          CURATIVE:
                          CURATIVE HEALTH SERVICES, INC.

                          By:   /s/ William C. Tella
                                ----------------------------------------------
                          Name: William C. Tella
                                ----------------------------------------------
                          Its:  Senior Vice President for Business Development
                                ----------------------------------------------

                                    EXHIBIT A

                                    AGREEMENT

         This agreement ("Agreement"), dated as of April __, 2001, is made by and among Curative Health Services, Inc., a Minnesota corporation
("Curative"), Cytomedix, Inc., a Delaware corporation ("Cytomedix") and DePuy AcroMed, Inc., an Ohio corporation ("DePuy"). Terms used herein but not defined shall have the meanings set forth in the License Agreement (as defined below).

         WHEREAS, pursuant to a license agreement, effective March 19, 2001, between Cytomedix and DePuy (the "License Agreement"), DePuy holds an exclusive license relating to the Patents and DePuy has agreed to pay Cytomedix a royalty six and one-half percent (6.5%) of the net sales made by sublicensors of the Products;

         WHEREAS, Curative and Cytomedix are parties to that certain royalty agreement, dated as of December 26, 2000 (the "Royalty Agreement"), pursuant to which Cytomedix must pay Curative royalties on the sale of products derived from the Patents, more specifically described therein; and

         WHEREAS, to secure the royalty payment obligations of Cytomedix, Curative holds a security interest in the Patents, the proceeds therefrom and the License Agreement.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1. DePuy shall make its royalty payments pursuant to Section 5.3 of the License Agreement such that Curative will receive approximately 92.3% of the royalties payable to Cytomedix as follows:

               (i) Six percent (6%) of any and all net sales made by sublicensors of Products shall be made directly to Curative, payable on a quarterly basis by federal funds wire, to the following account of Curative:

                  [Bank Name: Wells Fargo Bank Minnesota
                  Account Name: Curative Health Services, Inc.
                  ABA Number: 091000019
                  Account Number: 49904]; and

               (ii) One-half percent (0.5%) of any and all net sales made by sublicensors of Products shall be made to Cytomedix, as set forth in the License Agreement.

         2. Curative shall be a direct beneficiary of the royalty payments set forth in the License Agreement, and as such, shall be entitled to enforce any rights of Cytomedix relating to the payment of such royalties, as if Curative had been a party to the License Agreement.

         3. In order to transfer the interest of Cytomedix in the License Agreement to another party, DePuy must consent to such transfer as set forth in Section 13 of the License Agreement. By executing this Agreement, DePuy hereby consents to such transfer of interest.

                          [SIGNATURE PAGE TO AGREEMENT]


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                          CYTOMEDIX:
                                          Cytomedix, Inc.


                                          By:__________________________

                                          Name:
                                          Its:

                                          CURATIVE:
                                          Curative Health Services, Inc.


                                          By:__________________________
                                          Name:
                                          Its:

                                          DEPUY:
                                          DePuy AcroMed, Inc.


                                         By:__________________________
                                         Name:
                                         Its: